UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2017

CafePress Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35468 (Commission file number)	94-3342816 (IRS Employer Identification No.)

11909 Shelbyville Road, Louisville, Kentucky 40243 (Address of principal executive offices, including zipcode)

(502) 995-2268 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

CafePress Inc., a Delaware corporation (the “Company”), is furnishing this Current Report on Form 8-K/A (this “Amendment”) solely to correct certain information previously disclosed in the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on March 15, 2017 (the “Original Report”). This Amendment does not reflect events occurring after the filing of the Original Report, or modify or update those disclosures that may be affected by subsequent events, and no other changes are being made to any other disclosure contained in the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) 2017 Cash Bonus Plan

On March 10, 2017, the Compensation Committee (the "Committee") approved the adoption of the Company’s 2017 cash bonus plan (the “2017 Bonus Plan”). Per the 2017 Bonus Plan, the Company’s executive officers, and certain other non-executive officers, may be eligible to receive a cash bonus expressed as a percentage of their salary in the event the Company achieves certain business metrics. The current base salaries for Fred E. Durham, III, the Company’s Chief Executive Officer, Phillip L. Milliner, the Company’s Chief Financial Officer, Robert D. Barton, the Company’s Chief Operating Officer, and Ekumene M. Lysonge, the Company’s Vice President, General Counsel and Secretary are $300,000, $250,000, $225,000, and $240,000, respectively. Payouts under the 2017 Bonus Plan will be earned by achievement of payout targets, with 50% payable upon the achievement of certain minimum target levels, and 200% payable upon the achievement of certain maximum target levels. The bonus payout percentage was set at 75%, 50%, 50% and 40% of base salary for Mr. Durham, Mr. Milliner, Mr. Barton, and Mr. Lysonge, respectively. For each of Mr. Durham, Mr. Milliner, Mr. Barton and Mr. Lysonge, the target business metrics used are based on the Company’s Adjusted EBITDA performance.

The above description of the 2017 Bonus Plan does not purport to be complete and is qualified in its entirety by reference to a summary of such plan which is filed as Exhibit 10.1 hereto.

2017 EEIP Grants to NEOs

On March 10, 2017, the Committee also approved 2017 awards under the Company’s Executive Equity Incentive Program (the “EEIP”), pursuant to which the Company’s named executive officers (“NEOs”) and others may earn variable equity earn-outs based on the Company achieving certain key performance metrics over a 36-month period from January 1, 2017 through December 31, 2019 (the “Performance Period”). The EEIP was adopted, in 2016, under the Company’s 2012 Stock Incentive Plan, which was previously approved by the stockholders of the Company. A summary of the terms and applicable award opportunities granted by the Committee to each of Mr. Durham, Mr. Milliner, Mr. Barton and Mr. Lysonge is provided below. The summary of the terms of the EEIP below does not purport to be complete and is qualified in its entirety by references to the Form of Restricted Stock Unit (“RSU”), Form of Nonstatutory Stock Option (“NSO”) and Form of Performance-Based Restricted Stock Unit (“PSU”) agreements attached as Exhibits 10.1A, 10.1B, and 10.1C, which are incorporated herein by reference.

2017 EEIP Awards

The purpose of the EEIP is to provide the eligible participants, including the NEOs, with long-term incentives on a regular and predictable basis.

The EEIP is intended to be a variable incentive program under the Company’s 2012 Stock Incentive Plan. Eligible participants (as determined by the Committee) may be members of the Company’s senior executive team and/or such other executives and key contributors as the Committee may designate from time to time. No employee of the Company will have an automatic right to participate in the EEIP.

Awards granted to eligible employees under the EEIP may be in the form of a RSU, PSU, NSO or Performance-Based Stock Option ("PSO"). As and to the extent determined by the Committee as part of the annual compensation planning process for participants, the Company’s Chief Executive Officer (“CEO”) may participate in the EEIP, as it may be amended from time to time.

EEIP - 2017 Awards

On Friday, March 10, 2017, the Committee approved awards to each of Mr. Durham, Mr. Milliner, Mr. Barton and Mr. Lysonge. The awards included RSUs, NSOs and PSUs to acquire that number of shares of our common stock as follows:

Executive Name	RSUs	NSOs	PSUs
Fred E. Durham, III	120,000	224,000	65,407
Phillip L. Milliner	44,000	82,000	36,337
Robert D. Barton	38,000	66,000	32,703
Ekumene M. Lysonge	34,000	62,000	27,907

RSUs

With respect to the RSUs, for the awards noted above, the vesting date (each a “Vesting Date”) for the RSUs shall be: one sixteenth (1/16) of the RSUs will vest March 31, June 30, September 30, and December 31, of 2017, 2018, 2019, and 2020, respectively. The Company intends to settle the vested RSUs in shares of Company common stock.

Treatment of RSUs upon certain events of termination and change in control are provided in the RSU Agreement. Subject to special consideration given for such different termination, a participant must be currently employed by the Company (or one of its subsidiaries, if any) on a Vesting Date to vest in a RSU award that vest on such Vesting Date.

NSOs

With respect to the NSOs, for the awards noted above, the vesting date (each a “Vesting Date”) for the NSOs shall be: ratably monthly in 2017, 2018, 2019, and 2020, respectively.

Treatment of NSOs upon certain events of termination and change in control are provided in the NSO Agreement. Subject to special consideration given for such different termination, a participant must be currently employed by the Company (or one of its subsidiaries, if any) on a Vesting Date to vest in a NSO award that vest on such Vesting Date.

PSUs

With respect to the PSUs, for purposes of the EEIP, with respect to the awards listed above, performance will be evaluated using the following two measures (the "Performance Metrics") (assessed annually for pro-rata vesting and cumulatively over the Performance Period as of the end of the Performance Period:

1)	Adjusted Earnings before Interest, Tax, Depreciation and Amortization (“Adjusted EBITDA”) (50% weight).
Cumulative Adjusted EBITDA, i.e. the sum of Adjusted EBITDA over the Performance Period relative to the goals set for each measurement period, will be derived from the Company’s consolidated financial statements prepared pursuant to GAAP as in effect from time to time and reported in the Company’s annual report on Form 10-K, or on Form 10-Q;

2)	Free Cash Flow (50% weight).
Cumulative Free Cash Flow (defined by the Company as operating cash flow minus capital expenditures, for a reporting period) over the Performance Period will also be derived from the Company’s consolidated financial statements prepared in accordance with GAAP, as in effect from time to time and reported in the Company’s annual report on Form 10-K, or on Form 10-Q.

The maximum number of PSUs that may be earned during the Performance Period is 100%. The Committee will review performance achieved on each Performance Metric annually and at the end of the Performance Period. The earn-out for each Performance Metric will be determined by a curve. Achievement between points will be interpolated.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

10.1     2017 Cash Bonus Plan
10.1A    Form of Restricted Stock Unit Agreement
10.1B    Form of Nonstatutory Stock Option Agreement
10.1C    Form of Performance-Based Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CAFEPRESS INC.
March 16, 2017	/s/ Ekumene M. Lysonge___________________ By: Ekumene M. Lysonge Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2017 Cash Bonus Plan

10.1A	Form of Restricted Stock Unit Agreement

10.1B	Form of Nonstatutory Stock Option Agreement

10.1C	Form of Performance-Based Restricted Stock Unit Agreement